Exhibit 99.1


--------------------------------------------------------------------------------
CASE NAME:            INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:          00-33268                                    ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:                Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                         MONTH ENDING - SEPTEMBER, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Donald P. Miller                                   Chief Executive Officer
------------------------------------------------       -------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Donald P. Miller                                       12/5/2001
------------------------------------------------       -------------------------
       PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


/s/ Sheldon A. Paul                                    Assistant Treasurer
------------------------------------------------       -------------------------
        ORIGINAL SIGNATURE OF PREPARER                            TITLE

Sheldon A. Paul                                        12/5/2001
------------------------------------------------       -------------------------
           PRINTED NAME OF PREPARER                                DATE

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268

           COMPARATIVE BALANCE SHEET

                                                            Schedule
                                                             Amount
                                                             ------
           ASSETS                                        July 24, 2000     July 31, 2001     August 31, 2001     September 30, 2001
                                                         -------------     -------------     ---------------     ------------------
         1 UNRESTRICTED CASH                            $        745,751  $      1,722,871  $      1,414,372    $        10,442,581
         2 RESTRICTED CASH                                       414,160           211,663               -                      -
                                                        ----------------  ----------------  ----------------    -------------------
         3   TOTAL CASH                                        1,159,911         1,934,534         1,414,372             10,442,581
         4 ACCOUNTS RECEIVABLE (NET)                             659,117           443,396           424,324                    -
         5 INVENTORY                                              44,647            19,310            19,310                    -
         6 NOTES RECEIVABLE FROM AIT(USA), INC., (NET)               -                 -                 -                5,666,853
         7 PREPAID EXPENSES                                      362,117           308,157           295,465                203,053
         8 OTHER                                               9,645,433         9,685,832        10,001,118             11,049,371
                                                        ----------------  ----------------  ----------------    -------------------
         9   TOTAL CURRENT ASSETS                             11,871,224        12,391,229        12,154,589             27,361,858
                                                        ----------------  ----------------  ----------------    -------------------
        10 PROPERTY, PLANT & EQUIPMENT                        10,084,459         5,392,982         5,392,982                    -
        11 LESS: ACCUMULATED DEPRECIATION                     (8,463,070)       (4,906,550)       (4,960,757)                   -
                                                        ----------------  ----------------  ----------------    -------------------
        12   NET PROPERTY, PLANT & EQUIPMENT                   1,621,389           486,432           432,225                    -
        13 DUE FROM INSIDERS
        14 OTHER ASSETS - NET OF AMORTIZATION                  2,520,898         2,309,700         2,307,054              1,001,280
        15 OTHER                                                 182,666            24,051            14,539                    -
                                                        ----------------  ----------------  ----------------    -------------------
        16   TOTAL ASSETS                               $     16,196,176  $     15,211,412  $     14,908,407    $        28,363,138
                                                        ================  ================  ================    ===================

           LIABILITIES & STOCKHOLDERS' EQUITY
           POSTPETITION LIABILITIES
        17 ACCOUNTS PAYABLE                             $            -    $        285,167  $        251,122    $         1,364,974
        18 TAXES PAYABLE                                          (7,448)            7,011             5,206                178,280
        19 NOTES PAYABLE                                             -                 -                 -                      -
        20 PROFESSIONAL FEES                                         -                 -                 -                      -
        21 SECURED DEBT                                              -                 -                 -                      -
           DEFERRED REVENUES                                   3,440,007         2,570,895         2,131,765                 34,996
        22 OTHER                                                     -             337,127           500,263              1,917,916
                                                        ----------------  ----------------  ----------------    -------------------
        23   TOTAL POST PETITION LIABILTIES                    3,432,559         3,200,200         2,888,356              3,496,166
                                                        ----------------  ----------------  ----------------    -------------------
           PREPETITION LIABILITIES
        24 SECURED DEBT                                          133,261            25,755            22,018                    -
           TAXES PAYABLE                                         313,353           271,185           271,161                271,150
        25 PRIORITY DEBT                                             -                 -                 -                      -
        26 UNSECURED DEBT                                      3,470,818         3,446,694         3,446,694              3,440,201
        27 OTHER                                                 945,205           388,590           382,790                244,889
                                                        ----------------  ----------------  ----------------    -------------------
        28   TOTAL PREPETITION LIABILITIES                     4,862,637         4,132,224         4,122,663              3,956,240
                                                        ----------------  ----------------  ----------------    -------------------
        29   TOTAL LIABILITIES                                 8,295,196         7,332,424         7,011,019              7,452,406
                                                        ----------------  ----------------  ----------------    -------------------
           EQUITY
        30 PREPETITION OWNER'S EQUITY                          7,900,980         7,900,980         7,900,980              7,900,980
        31 POSTPETITION CUMULATIVE PROFIT                            -             364,544           165,595             13,099,405
           FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                           (386,536)         (169,187)               (89,654)
        32 DIRECT CHARGES TO EQUITY                                  -                 -                 -                      -
                                                        ----------------  ----------------  ----------------    -------------------
        33   TOTAL EQUITY                                      7,900,980         7,878,988         7,897,388             20,910,731
                                                        ----------------  ----------------  ----------------    -------------------
        34   TOTAL LIABILITIES & OWNERS EQUITY          $     16,196,176  $     15,211,412  $     14,908,407    $        28,363,138
                                                        ================  ================  ================    ===================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268


         SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                          Schedule
                                                           Amount            Month              Month                 Month
                                                       July 24, 2000     July 31, 2001     August 31, 2001      September 30, 2001
                                                       -------------     -------------     ---------------      ------------------
#8       OTHER ASSETS
         ------------
         DUE FROM SUBSIDIARY-FRANCE                   $       (340,671) $       (210,010) $       (210,010)    $           (210,010)
         DUE FROM SUBSIDIARY-AUSTRALIA                         374,203           333,148           355,960                  380,444
         DUE FROM SUBSIDIARY-UNITED KINGDOM                  9,249,494         9,168,405         9,460,879               10,484,648
         DUE FROM SUBSIDIARY-GERMANY                           362,407           394,289           394,289                  394,289
                                                     -------------------------------------------------------------------------------
                                                      $      9,645,433  $      9,685,832  $     10,001,118     $         11,049,371
                                                     ===============================================================================


#14      OTHER ASSETS-NET OF AMORTIZATION
         --------------------------------
         GOODWILL                                     $        168,322  $        136,574  $        133,928     $                -
         PURCHASED RESEARCH & DEVELOPMENT                      308,937               -                 -                        -
         DEPOSITS                                               81,576           211,063           211,063                   18,280
         INVESTMENT IN IMA, UK LTD.                            233,000           233,000           233,000                  233,000
         INVESTMENT IN MITSUCON TECNOLOGIA SA                1,729,063         1,729,063         1,729,063 (1)              750,000
                                                     -------------------------------------------------------------------------------
                                                      $      2,520,898  $      2,309,700  $      2,307,054     $          1,001,280
                                                     ===============================================================================

#15      OTHER-ASSETS
         ------------
         NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA      $        182,666  $         24,051  $         14,539     $                -
                                                     ===============================================================================

         PREPETITION TAXES PAYABLE
         -------------------------
         GENERAL INCOME TAX RESERVE                   $        167,188  $        128,737  $        128,737     $            128,737
         GENERAL SALES TAX RESERVE                             146,165           142,448           142,424                  142,413
                                                     -------------------------------------------------------------------------------
                                                      $        313,353  $        271,185  $        271,161     $            271,150
                                                     ===============================================================================


#22      POST PETITION - OTHER LIABILITIES
         ---------------------------------
         ACCRUED COMPENSATION                         $            -    $        171,567  $        204,421     $          1,872,440
         ACCRUED RENT                                              -              11,758               -                        -
         ACCRUED EXPENSES                                          -             153,802           295,842                   45,476
                                                     -------------------------------------------------------------------------------
                                                      $            -    $        337,127  $        500,263     $          1,917,916
                                                     ===============================================================================

#27      PRE PETITION - OTHER LIABILITIES
         --------------------------------
         ACCRUED  COMPENSATION                        $        383,852               -                 -                        -
         ACCRUED EXPENSES                                      172,748               -                 -                        -
         ACCRUED RENT                                          251,590           251,590           245,790                  107,889
         ACCRUED INTEREST                                      137,015           137,000           137,000                  137,000
                                                     -------------------------------------------------------------------------------
                                                      $        945,205  $        388,590  $        382,790     $            244,889
                                                     ===============================================================================


         Note 1- The company recorded a $979,063 unrealized loss on its investment in Mitsucon Technologia SA.

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER: 00-33268

        INCOME STATEMENT                               7 Days Ending           Month              Month                 Month
                                                       July 31, 2000       July 31, 2001     August 31, 2001      September 30, 2001
                                                       -------------       -------------     ---------------      ------------------
      1 GROSS REVENUES                               $         265,729    $        632,407  $         672,601    $          321,913
        ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                      -               62,249                   -
      2 LESS:RETURNS AND ALLOWANCES                                -                   -                  -                     -
                                                     -----------------    ----------------  -----------------    ------------------
      3   NET REVENUE                                          265,729             632,407            734,850               321,913
                                                     -----------------    ----------------  -----------------    ------------------
        COST OF GOODS SOLD:
      4 MATERIAL                                                   -                   -                  -                     -
      5 DIRECTLABOR                                                -                   -                  -                     -
      6 DIRECT OVERHEAD- 3RD PARTY COSTS                         4,760                 -                4,060                 7,273
                                                     -----------------    ----------------  -----------------    ------------------
      7 TOTAL COST OF GOODS SOLD                                 4,760                 -                4,060                 7,273
                                                     -----------------    ----------------  -----------------    ------------------
      8 GROSS PROFIT                                           260,969             632,407            730,790               314,640
                                                     -----------------    ----------------  -----------------    ------------------
        OPERATING EXPENSES:
      9 OFFICER/INSIDER COMPENSATION                               -               166,177            118,768               852,759
     10 SELLING AND MARKETING                                   44,058              25,968             45,393               389,469
     11 GENERAL AND ADMINISTRATIVE                              37,251             535,587            694,008             1,905,109
     12 RENT AND LEASE                                             -                   -                  -                     -
     13 OTHER                                                      -                   -                  -                     -
                                                     -----------------    ----------------  -----------------    ------------------
     14 TOTAL OPERATING EXPENSE                                 81,309             727,732            858,169             3,147,336
                                                     -----------------    ----------------  -----------------    ------------------
     15 INCOME (LOSS) BEFORE NON-OPERATING
          INCOME AND EXPENSE                                   179,660             (95,325)          (127,379)           (2,832,696)
                                                     -----------------    ----------------  -----------------    ------------------
        OTHER INCOME AND (EXPENSE):
     16 NON OPERATING INCOME - INTEREST/OTHER                      -                 5,215              3,849                 8,731
     17 NON OPERATING EXPENSE                                      -                   -                  -                     -
     18 INTEREST EXPENSE                                           -                (1,497)              (299)                  -
     19 DEPRECIATION EXPENSE                                       -               (42,366)           (42,366)                  -
     20 AMORTIZATION                                               -               (14,487)           (14,487)                  -
     21 OTHER  (See Notes 1 & 2)                                   -  (1)         (229,663)               -   (2)        16,291,240
                                                     -----------------    ----------------  -----------------    ------------------
     22 NET OTHER INCOME AND (EXPENSE)                         179,660            (282,798)           (53,303)           16,299,971
        REORGANIZATION EXPENSE:
     23 PROFESSIONAL FEES                                          -                 5,000              5,000               337,617
     24 US TRUSTEE FEES                                            -                 2,500              2,500                 2,500
     25 OTHER                                                      -                   -                  -                     -
     26 TOTAL REORGANIZATION EXPENSE                               -                 7,500              7,500               340,117
                                                     -----------------    ----------------  -----------------    ------------------
     27 INCOME TAX                                                 -                   -                  -                 180,000
                                                     -----------------    ----------------  -----------------    ------------------
     28 INTERNATIONAL WITHHOLDING TAX                                                9,037             10,767                13,348
                                                                          ----------------  -----------------    ------------------
     29 NET PROFIT                                   $         179,660    $       (394,660) $        (198,949)   $       12,933,810
                                                     =================    ================  =================    ==================

        Note 1-Other expense substantially consists of the abandonment of leasehold improvements and sale of furniture and fixtures associated with the court approved rejection of real estate leases in Chicago, IL and Atlanta, GA.

        Note 2-On September 17, 2001, substantially all of the Company's assets were sold for an aggregate purchase price of $16.5 million, subject to certain adjustments as described in the Asset Purchase Agreement. The Company received $10 million in cash at closing together with a non-interest bearing promissory note in the principal amount of $6.5 million. A principal payment of $3.0 million, net of adjustments, is payable under the promissory note on March 17, 2002 and the balance of the promissory note is payable on June 17, 2002.

        In addition, the Company recorded a $979,063 unrealized loss on its investment in Mitsucon Technologia SA., during the period ended September 30, 2001.

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER: 00-33268


        CASH RECEIPTS AND DISBURSEMENTS      7 Days Ending            Month               Month                 Month
                                             July 31, 2000        July 31, 2001      August 31, 2001     September 30, 2001
                                             -------------        -------------      ---------------     ------------------
      1 CASH-BEGINNING OF MONTH             $      1,159,911    $       2,367,459   $        1,934,534  $           1,414,372
                                            ----------------    -----------------   ------------------  ---------------------
        RECEIPTS FROM OPERATIONS
      2 CASH SALES                                       -                    -                    -                      -
        COLLECTION OF ACCOUNTS RECEIVABLE
      3 PREPETITION                                  207,021
      4 POST PETITION                                    -                439,361              276,375                106,258
                                            ----------------    -----------------   ------------------  ---------------------
      5 TOTAL OPERATING RECEIPTS                     207,021              439,361              276,375                106,258
                                            ----------------    -----------------   ------------------  ---------------------
        NON-OPERATING RECEIPTS
      6 LOANS AND ADVANCES                               -
      7 SALE OF ASSETS                                   -                    -                    -               10,000,000
      8 OTHER                                         19,679               15,285               18,487                  3,804
                                            ----------------    -----------------   ------------------  ---------------------
      9 TOTAL NON OPERATING RECEIPTS                  19,679               15,285               18,487             10,003,804
                                            ----------------    -----------------   ------------------  ---------------------
     10 TOTAL RECEIPTS                               226,700              454,646              294,862             10,110,062
                                            ----------------    -----------------   ------------------  ---------------------
     11 TOTAL CASH AVAILABLE                       1,386,611            2,822,105            2,229,396             11,524,434
                                            ----------------    -----------------   ------------------  ---------------------
        OPERATING DISBURSEMENTS
     12 NET PAYROLL                                    5,097              347,145              300,606                500,966
     13 PAYROLL TAXES PAID                               -                184,014              149,558                244,713
     14 SALES, USE & OTHER TAXES PAID                    -                 34,156                2,379                 24,355
     15 SECURED/RENTAL/LEASES                            -                 55,833               53,097                 53,661
     16 UTILITIES                                        -                 18,251               50,936                 19,176
     17 INSURANCE                                      5,064              115,563               61,946                 90,972
     18 INVENTORY PURCHASES                           (7,448)                 -                    -                      -
     19 VEHICLE EXPENSES                                 -                    -                    -                      -
     20 TRAVEL                                           -                 48,715               68,677                 75,432
     21 ENTERTAINMENT                                    -                    -                    -                      -
     22 REPAIRS AND MAINTENANCE                          -                  3,319                3,985                 12,197
     23 SUPPLIES                                         -                    -                    -                      -
     24 ADVERTISING                                      -                  4,340                4,408                  4,340
     25 OTHER                                          2,078               68,735              119,432                 56,041
                                            ----------------    -----------------   ------------------  ---------------------
     26 TOTAL OPERATING DISBURSEMENTS                  4,791              880,071              815,024              1,081,853
                                            ----------------    -----------------   ------------------  ---------------------
        TOTAL REORGANIZATION EXPENSE
     27 PROFESSIONAL FEES                                -                    -                    -                      -
     28 US TRUSTEE FEES                                  -                  7,500                  -                      -
     29 OTHER                                            -                    -                    -                      -
                                            ----------------    -----------------   ------------------  ---------------------
     30 TOTAL REORGANIZATION EXPENSE                     -                  7,500                  -                      -
                                            ----------------    -----------------   ------------------  ---------------------
     31 TOTAL DISBURSEMENTS                            4,791              887,571              815,024              1,081,853
                                            ----------------    -----------------   ------------------  ---------------------
     32 NET CASH FLOW                                221,909             (432,925)            (520,162)             9,028,209
                                            ----------------    -----------------   ------------------  ---------------------
     33 CASH - END OF MONTH                 $      1,381,820    $       1,934,534   $        1,414,372  $          10,442,581
                                            ================    =================   ==================  =====================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268


         ACCOUNTS RECEIVABLE AGING:                     Month              Month                  Month                Month
                                                    June 30, 2001     July 31, 2001         August 31, 2001     September 30, 2001
                                            ----------------------------------------------------------------------------------------
       1 0-30 DAYS                                $         548,290  $            241,920  $         299,164  $                 -
       2 31-60 DAYS                                         104,707               262,445             32,315                    -
       3 61-90 DAYS                                          45,980                   762            143,070                    -
       4 91+ DAYS                                           114,670               102,889            100,796                    -
                                                  ------------------ --------------------- ------------------ ----------------------
       5 TOTAL ACCOUNTS RECEIVABLE                          813,647               608,016            575,345                    -
         OTHER ACCOUNTS RECEIVABLE                            5,106                 5,096             18,663                    -
       6 AMOUNT CONSIDERED UNCOLLECTIBLE                   (178,172)             (169,716)          (169,684)                   -
                                                  ------------------ --------------------- ------------------ ----------------------
       7 ACCOUNTS RECEIVABLE(NET)                 $         640,581  $            443,396  $         424,324  $                 -
                                                  ================== ===================== ================== ======================


         AGING OF POST PETITION TAXES AND PAYABLES:

         TAXES PAYABLE:                    0-30 DAYS      31-60 DAYS         61-90 DAYS         91+ DAYS               TOTAL
                                           ---------      ----------         ----------         ---------              -----
       1 FEDERAL                           $      -    $            -    $               -   $           -    $                 -
       2 STATE                                    -                 -                    -               -                      -
       3 LOCAL                                    -                 -                    -               -                      -
       4 OTHER                                    -                 -                    -               -                      -
                                           ----------  ----------------  ------------------- ---------------  ----------------------
       5 TOTAL TAXES PAYABLE               $      -    $            -    $               -   $           -    $                 -
                                           ==========  ================  =================== ===============  ======================

                                                                                                                       TOTAL
                                                                                                                       -----
       6 ACCOUNTS PAYABLE:                 $1,103,215  $        156,910  $            80,228 $        24,621  $           1,364,974
                                           ==========  ================  =================== ===============  ======================


         STATUS OF POSTPETITION TAXES:
                                                        BEGIN TAX
         FEDERAL                                        LIABILITY     AMOUNT W/H OR ACCRUED    AMOUNT PAID     ENDING TAX LIABILITY
         -------                                     -------------------------------------------------------------------------------
       1 WITHHOLDING                                  $          -    $             138,812   $      138,812  $                 -
       2 FICA EMPLOYEE                                           -    $              36,964   $       36,964                    -
       3 FICA EMPLOYER                                           -    $              36,964   $       36,964                    -
       4 UNEMPLOYMENT                                            -    $                 -     $          -                      -
       5 INCOME                                                  -    $             173,074   $          -                  173,074
       6 OTHER                                                   -    $                 -     $          -                      -
                                                      --------------- ---------------------   --------------  ---------------------
       7 TOTAL FEDERAL TAXES                                     -    $             385,813   $      212,739                173,074
                                                      --------------- ---------------------   --------------  ---------------------
         STATE AND LOCAL
         ---------------
       8 WITHHOLDING                                             -                   31,323           31,323                    -
       9 SALES                                                 5,206                  4,436            4,436                  5,206
      10 EXCISE                                                  -                      -                -                      -
      11 UNEMPLOYMENT                                            -                      -                -                      -
      12 REAL PROPERTY                                           -                      -                -                      -
      13 PERSONAL PROPERTY                                       -                   19,920           19,920                    -
      14 OTHER                                                   -                      650              650                    -
                                                      --------------- ---------------------   --------------  ---------------------
      15 TOTAL STATE AND LOCAL                                 5,206                 56,328           56,329                  5,206
                                                      --------------- ---------------------   --------------  ---------------------
      16 TOTAL TAXES                                  $        5,206  $             442,142   $      269,068  $             178,280
                                                      ==============  =====================   ==============  =====================

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268

          BANK RECONCILIATIONS:                      MONTH:      August-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------
A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
                                                 CUSTODIAL      OPERATING        OPERATING     PAYROLL        PAYROLL
C         PURPOSE(TYPE)                          ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
---------------------------------------------------------------------------------------------------------------------------
          1 BALANCE PER BANK STATEMENT           $         -    $       9,066    $ 10,501,724  $       -      $         -
          2 ADD:TOTAL DEPOSITS NOT CREDITED                -              -               -            -                -
          3 SUBTRACT:OUTSTANDING CHECKS                    -              -           (53,368)         -            (15,693)
          4 OTHER RECONCILING ITEMS                        -              -               -            -                -
                                                 -------------  -------------    ------------  -----------    -------------
          5 MONTH END BALANCE PER BOOKS              Closed     $       9,066    $ 10,448,356    Closed       $     (15,693)
                                                 -------------  =============    ============  ===========    =============
            DIFFERENCE                                                    -               -            -                -
          6 NUMBER OF LAST WRITTEN CHECK                           032661          034583       035702           035911

                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------
A          BANK                                   PEOPLES BANK   ALEX BROWN
B          ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                 IMA
                                                  IMA DIP TAX    RESTRICTED
C          PURPOSE(TYPE)                          ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------
          1 BALANCE PER BANK STATEMENT           $          297 $         555
          2 ADD:TOTAL DEPOSITS NOT CREDITED                 -             -
          3 SUBTRACT:OUTSTANDING CHECKS                     -             -
          4 OTHER RECONCILING ITEMS                         -             -
                                                 -------------- -------------
          5 MONTH END BALANCE PER BOOKS          $          297 $         555
                                                 ============== =============
            DIFFERENCE                                      -             -
          6 NUMBER OF LAST WRITTEN CHECK              1036          N/A

            INVESTMENT ACCOUNTS:

                                                    DATE OF        TYPE OF       PURCHASE           CURRENT
            BANK ACCOUNT NAME & NUMBER              PURCHASE      INVESTMENT      PRICE              VALUE
                                             -----------------------------------------------------------------
          7             None                                                    $      -        $         -
          8             None                                                           -                  -
          9             None                                                           -                  -
         10             None                                                           -                  -
                                                                                -----------     --------------
         11 TOTAL INVESTMENT                                                    $      -        $         -
                                                                                ===========     ==============


            CASH:

         12 CURRENCY ON HAND                     None
         13 TOTAL CASH - END OF MONTH        $    10,442,581
                                             ===============

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268

          PAYMENTS TO INSIDERS AND PROFESSIONALS:                MONTH:         September-01

                                                              INSIDERS
          -----------------------------------------------------------------------------------------------------------------------
                                                                                           COMPENSATION
                                                              -------------------------------------------------------------------
                                                                       PAYROLL,
                                                                      VACATION &                        ADVISORY
          NAME                           TRAVEL REIMBURSEMENTS        SEVERANCE         COMMISSIONS       FEES         EXECUTORY
                                        -----------------------------------------------------------------------------------------
     1 PAUL SCHMIDT                     $                    -       $       -          $      -        $    1,000     $      -
     2 TOM HILL                                              -               -                 -               -              -
     3 DAVID CALLARD                                         -               -                 -             1,000            -
     4 DON MILLER                                            -               -                 -             6,000            -
     5 PAUL FREDERICK                                      2,663          28,556               -               -              -
     6 MIKE MCGROARTY                                        333          25,614               -               -              -
     7 SHELDON PAUL                                          100          76,491               -               -              -
     8 KEN BOIN                                            1,838          17,362               -               -              -
     9 ROGER BEARD                                         3,740          18,809               -               -              -
    10 ROB CHASE                                           3,982          23,032               -               -              -
    11 MARIO FERREIRA                                      2,051          18,201             2,189             -              -
    12 JIM ANDERSON                                          -               -                 -               -              -
                                        ------------------------     -----------        ----------      ----------     ----------
    13 TOTAL PAYMENT TO INSIDERS        $                 14,707     $   208,065        $    2,189      $    8,000     $      -
                                        ========================     ===========        ==========      ==========     ==========

                                    INSIDERS
      ---------------------------------------------------------------------
                                                   COMPENSATION
                                        -----------------------------------
                                                               TOTAL PAID
                                           TOTAL PAID              TO
      NAME                                 THIS MONTH             DATE
                                        -----------------------------------
     1 PAUL SCHMIDT                     $      1,000           $     9,000
     2 TOM HILL                                  -                   3,500
     3 DAVID CALLARD                           1,000                 7,500
     4 DON MILLER                              6,000               100,000
     5 PAUL FREDERICK                         31,219               386,553
     6 MIKE MCGROARTY                         25,947               335,695
     7 SHELDON PAUL                           76,592               283,483
     8 KEN BOIN                               19,200               187,255
     9 ROGER BEARD                            22,549               229,935
    10 ROB CHASE                              27,014               273,518
    11 MARIO FERREIRA                         22,442               391,222
    12 JIM ANDERSON                              -                  65,166
                                        ------------           -----------
    13 TOTAL PAYMENT TO INSIDERS        $    232,962           $ 2,272,826
                                        ============           ===========

                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE            UNPAID
     1 DelConte, Hyde, Annello & Schuch               05/29/2001      $   15,000     $          -       $      15,000   $        -
     2 Paul, Hastings, Janofsky & Walker LLP          03/14/2001          26,550                -              26,550        464,191
     3 Reid & Riege, P.C.                             05/16/2001          17,289                -              17,289         18,706
     4 Zeisler & Zeisler, P.C.                        12/06/2000          36,440                -              34,572         83,731
     5                                                                       -                  -                 -              -
                                                                                     -------------      -------------   ------------
     6 TOTAL PAYMENT TO PROFESSIONALS                                                $          -       $      93,411   $    566,627
                                                                                     =============      =============   ============

                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
     1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)           -        $              -   $           -
     2 CROWN POINTE LLC                                                  -                       -               -
     3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                      -                       -               -
     4 FINOVA LOAN ADMINISTRATION(ILC)                                   -                       -   $           -
     5 CONNVIEW                                                       $12,036                 12,036             -
     6 BSB LEASING (FORMERLY AMERILEASE)                              $4,037                   4,037             -
     7 INTEL FINANCIAL SERVICES                                          -                       -               -
     8 IOS CAPITAL                                                    $1,573                   1,573             -
     9 LUCENT TECHNOLOGIES                                            $16,372                 16,372             -
    10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                  -                       -               -
    11 IBM CORPORATION                                                $1,363                   1,363             -
       IBM CORPORATION                                                $1,941                   6,313             -
    12 T-TECH HOLDING CO.                                             $11,967                 11,967             -
                                                                                -------------------------------------
       TOTAL                                                                      $           53,661 $           -
                                                                                  ================== ===============

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
           ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL        X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS            X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See Attached Form 8-K dated September 20, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              INFORMATION MANAGEMENT ASSOCIATES INC files Form 8-K,
                                 Current Report

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 17, 2001


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Connecticut                   001-13211               06-1289928
------------------------------  --------------------------  -------------------
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                639 Research Parkway, Meriden, Connecticut 06450
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 630-1942
                                 ---------------
                Registrant's telephone number including area code

   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Item 5. Other Events.

As previously reported in its Form 8-K filed on August 14, 2001, Information Management Associates, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Agreement"), dated August 10, 2001 with AIT (USA), Inc., a corporation organized under the laws of Ohio ("Purchaser"), and AIT Group plc, a corporation organized under the laws of England, whereby Purchaser agreed to purchase substantially all of the Company's assets for an aggregate purchase price of $16,500,000, subject to certain adjustments as further described in the Agreement.

The transactions contemplated by the Agreement were consummated effective September 17, 2001. Pursuant to the terms of the Agreement the Company received $10,000,000 in cash at closing together with a non-interest bearing promissory note in the principal amount of $6,500,000. A principal payment of $3,000,000 is payable under the promissory note on March 17, 2002 and the balance of the promissory note is payable on June 17, 2002. As a result of the asset sale pursuant to the Agreement, the Company has no continuing business activities other than activities related to the winding-up of the business.

Effective September 17, 2001, Paul G. Frederick resigned as President, Michael
P. McGroarty resigned as Chief Operating Officer, General Counsel and Secretary, Sheldon A. Paul resigned as Senior Vice President of Finance and Administration, and Colin R. Graham resigned as Associate Counsel. Effective September 18, 2001, Donald P.

Miller was appointed President, Treasurer and Secretary and continues to serve as Acting Chief Executive Officer and Chairman, Colin R. Graham was appointed Assistant Secretary and Sheldon A. Paul was appointed Assistant Treasurer.

As previously reported, on July 24, 2000, the Company filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut (the "Bankruptcy Court"). The transactions contemplated by the Agreement were previously approved by the Bankruptcy Court pursuant to an order entered on September 6, 2001.

The proceeds from the sale of the Company's assets, net of transaction and administration costs, will be applied to the satisfaction of creditor claims in accordance with a Liquidating Plan of Reorganization that is being prepared for approval by the Bankruptcy Court. The Company intends to present the Liquidating Plan of Reorganization for approval by the Bankruptcy Court before the end of this calendar year. The Company is unable to estimate at this time whether the assets of the Company will be sufficient to provide any distribution in liquidation to the holders of common stock of the Company.

--------------------------------------------------------------------------------
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 20, 2001           INFORMATION MANAGEMENT ASSOCIATES, INC.



                                    By: /s/ Donald P. Miller
                                        ------------------------
                                        Name:  Donald P. Miller
                                        Title: President, Acting Chief Executive
                                               Officer, Chairman, Secretary and
                                               Treasurer